SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2004


                               SERVICE 1ST BANCORP
             (Exact name of registrant as specified in its charter)


             California                 333-104244             32-0061893
    (State or other jurisdiction       (Commission           (IRS Employer
          of incorporation)            File Number)        Identification No.)


           2800 W. March Lane, Suite 120
                Stockton, California                           95219
       (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (209) 956-7800
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


       This Form 8-K consists of 6 pages. The Exhibit Index is on Page 4.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

                  a.       Financial Statements.
                           --------------------

                           Not Applicable.

                  b.       Pro Forma Financial Information.
                           -------------------------------

                           Not Applicable.

                  c.       Exhibits.
                           --------

                           (99.1) Press Release dated July 27, 2004

Item 12.          Results of Operations and Financial Condition.
                  ----------------------------------------------

                  On July 27, 2004, Registrant issued a press release announcing earnings for the quarter ending June 30, 2004 and six months ending June 30, 2004. Total consolidated assets at June 30, 2004 were $124,726,594 representing an increase of approximately 12.9% for the six months ending June 30, 2004 and approximately a 34.2% increase compared to the second quarter in 2003.

                  The foregoing is qualified by reference to the press release attached as Exhibit 99.1.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 27, 2004

Service 1st Bancorp


By: /s/ JOHN O. BROOKS
    -------------------------
    John O. Brooks
    Chairman and CEO

                                  EXHIBIT INDEX



                                                                    Sequential
         Exhibit Number             Description                     Page Number
         --------------             -----------                     -----------

              99.1           Press Release dated July 27, 2004          5-6